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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                Current Report

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                August 8, 2001
                                Date of Report
                       (Date of earliest event reported)


                             Brio Technology, Inc.
            (Exact name of registrant as specified in its charter)


                               Delaware
                (State or other jurisdiction of incorporation)


             000-23997                             77-0210797
     (Commission File Number)        (I.R.S. Employer Identification No.)


                          4980 Great America Parkway
                             Santa Clara, CA 95054
            (Address of principal executive offices, with zip code)


                                (408) 496-7400
             (Registrant's telephone number, including area code)
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Item 5.   Other Events.

     The information that is set forth in the Registrant's Press Release dated August 8, 2001, is incorporated herein by reference.


Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits

     (a)  Exhibits:

          99.1 Press Release of Brio Technology, Inc. dated August 8, 2001.



                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    Brio Technology, Inc.



Date: August 13, 2001               By:  /s/  Craig Brennan
                                       --------------------------------------
                                       Craig Brennan
                                       President, Chief Executive Officer and
                                       Chairman of the Board of Directors




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